POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of ReliaStar Life Insurance Company of New York ("ReliaStar of New York"), constitute and appoint, Kimberly J. Smith and Linda
E. Senker, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the following ReliaStar of New York registration statements, and amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:


o ReliaStar of New York Separate Account NY-B Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (Nos. 333-85326; 811-7935).

o ReliaStar of New York Separate Account NY-B Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (Nos. 333-85618; 811-7935).


SIGNATURE                         TITLE                              DATE
---------                         -----                              ----

/s/KEITH GUBBAY
----------------------          PRESIDENT AND DIRECTOR           JULY 29, 2002
KEITH GUBBAY

/s/CHRIS SCHREIER
----------------------          SENIOR VICE PRESIDENT,           JULY 29, 2002
CHRIS SCHREIER                  CHIEF FINANCIAL OFFICER AND
                                DIRECTOR

/s/STEPHEN J. PRESTON
----------------------          EXECUTIVE VICE PRESIDENT AND     JULY ___, 2002
STEPHEN J. PRESTON              DIRECTOR

/s/ROBERT W. CRISPIN
----------------------          SENIOR VICE PRESIDENT AND        JULY 29, 2002
ROBERT W. CRISPIN               DIRECTOR

/s/ALAN BAKER
----------------------           DIRECTOR                        JULY 30, 2002
ALAN BAKER